Exhibit 32
SECTION 1350 CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the “Corporation”), does hereby certify that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2006 (the “Form 10-Q”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer
May 12, 2006

/s/ Dennis M. Loughran
Dennis M. Loughran Vice President, Finance and Chief Financial Officer May 12, 2006

A signed original of this written statement required by Section 906 has been provided to Rogers Corporation and will be retained by Rogers Corporation and furnished to the Securities and Exchange Commission or its staff upon request.